NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 8 dated July 13, 2016

to

Prospectus dated May 1, 2016

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. dated May 1, 2016 (the “Prospectus”), Supplement No. 1, dated May 25, 2016, Supplement No. 2, dated June 1, 2016, Supplement No. 3, dated June 8, 2016, Supplement No. 4, dated June 15, 2016, Supplement No. 5, dated June 22, 2016 and Supplement No. 7, dated July 8, 2016. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 35 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Public Offering Price

On July 13, 2016, we increased our public offering price from $10.20 per share to $10.26 per share. This increase in the public offering price is effective as of our July 13, 2016 closing and first applied to subscriptions received from July 6, 2016 through July 12, 2016. In accordance with our previously disclosed share pricing policy, our net asset value per share is not above, nor more than 2.5% below, our net offering price per share as of July 11, 2016.

Voluntary Fee Waiver

NexPoint Advisors may, from time to time, voluntarily waive fees under the Investment Advisory Agreement and/or the Administration Agreement. NexPoint Advisors may elect to recoup any fees voluntarily waived from and after June 10, 2016 within three years from the date that such fees were otherwise payable, provided that the recoupment by NexPoint Advisors will be limited to the amount of such voluntarily waived fees (excluding any fees that NexPoint Advisors has indicated are not subject to recoupment) and will not cause the sum of the Fund’s advisory fees, administration fees, and “Other Expenses” (as defined in the Expense Limitation Agreement), and any recoupment to exceed the annual rate of 3.40% of average gross assets.

Prospectus Summary

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—NexPoint Capital” by adding the following section immediately prior to the section entitled “Conversion” on page 3 thereof:

REIT Subsidiary

On June 15, 2016, we formed a real estate investment trust (“REIT”) subsidiary named NexPoint Capital REIT, LLC (the “REIT Subsidiary”), of which we own all of the outstanding common shares. Through our REIT Subsidiary, we intend to make qualifying real estate investments in the form of debt securities, structured credit, preferred equity and mezzanine investments in real estate properties, with an emphasis on healthcare properties. Based on current market conditions, once fully invested, we anticipate gaining exposure to such real estate-related investments by investing up to 25% of the value of our total assets in securities of the REIT Subsidiary.

Investing through our REIT Subsidiary involves risks, including the risk that the REIT Subsidiary will fail to qualify as a REIT for U.S. federal income tax purposes. Such failure would have severe adverse tax consequences on our REIT Subsidiary and would likely significantly and adversely affect the performance of the Company.

The REIT Subsidiary is organized as a Delaware limited liability company that is a “wholly owned subsidiary” of the Company, as defined in the 1940 Act (i.e., the Company owns 95% or more of the REIT Subsidiary’s outstanding voting securities). The Company will hold all of the common voting shares of the REIT Subsidiary. The Adviser will not receive a fee for managing the REIT Subsidiary, though we will indirectly incur the REIT Subsidiary’s operating expenses.

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Summary Risk Factors” by adding the following bullet points to page 5 thereof:

•	We are exposed to both business and tax risks associated with our ownership of the REIT Subsidiary and the REIT Subsidiary’s investments, including the risk that the failure of the REIT Subsidiary to qualify as a REIT could have severe adverse tax consequences on the REIT Subsidiary and could significantly and adversely affect our performance.

•	The REIT Subsidiary may have difficulty paying distributions required for it to remain qualified as a REIT if it recognizes income before or without receiving cash representing such income.

•	Complying with REIT requirements may force the REIT Subsidiary to liquidate or forego otherwise attractive investments.

•	To the extent we invest in healthcare facilities, in order to satisfy the REIT qualification tests, we may be required to structure our investments using complex lease structures from controlled taxable corporate subsidiaries referred to in the Code as taxable REIT subsidiaries (“TRSs”) so as to qualify the income as permitted rents.

•	In order to qualify income as permitted rents or interest from real estate loans, we may be required to structure our investments in complex structures that are relatively inflexible, undesirable from a business perspective, or are not market competitive.

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Use of Leverage” by adding the following paragraph before the first full paragraph on page 11 thereof:

To the extent that the REIT Subsidiary directly incurs leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by us will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage. Accordingly, it is our present intention to utilize leverage through debt or borrowings in an amount not to exceed 50% of our total assets (i.e., maintain 200% asset coverage), less the amount of any direct debt or borrowing by the REIT Subsidiary, if any. Because the REIT Subsidiary’s preferred shares represent a small amount of leverage by the REIT Subsidiary, such leverage will also be consolidated for purposes of complying with the 1940 Act’s limitations on our ability to issue preferred shares.

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Taxation” by adding the following sentences after the third sentence on page 19 thereof:

The REIT Subsidiary intends to operate in a manner that will allow it to qualify as a REIT for U.S. federal income tax purposes. For so long as the REIT Subsidiary qualifies as a REIT, generally, the REIT Subsidiary will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders from its tax earnings and profits. See “Tax Matters—The REIT Subsidiary” for more information about the REIT requirements that our REIT Subsidiary will have to satisfy in order to qualify and maintain its qualification as a REIT.

If our REIT Subsidiary fails to qualify as a REIT for any taxable year and it does not qualify for certain statutory relief provisions, it will be subject to U.S. federal income tax on its taxable income at corporate rates. In addition, it will generally be disqualified from treatment as a REIT for the four taxable years following the year of losing its REIT status. Losing its REIT status will reduce our REIT Subsidiary’s net earnings available for investment or distribution to stockholders because of the additional tax liability. In addition, distributions to stockholders will no longer qualify for the dividends paid deduction, and our REIT Subsidiary will no longer be required to make distributions equal to at least 90% of its taxable income. If our REIT Subsidiary fails to qualify as a REIT, it may be required to borrow funds or liquidate some of its investments in order to have funds with which to pay any resulting entity level tax.

Certain Questions and Answers About this Offering

This supplement supplements and amends the section of the Prospectus entitled “Certain Questions and Answers About this Offering—What will you do with the money raised in this offering?” on page 34 of the Prospectus by adding the following sentence following the first sentence thereof:

A portion of the proceeds raised in this offering will also be used to make investments in debt securities, structured credit, preferred equity and mezzanine investments in real estate properties, with an emphasis on healthcare properties, through our REIT Subsidiary.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors – Risks Relating to Our Business and Structure” beginning on page 35 of the Prospectus by adding the following risk factors to such section:

We, through our investment in our REIT Subsidiary, will be subject to the risks associated with investing in real estate-related securities.

Our REIT Subsidiary intends to elect to be taxed as a REIT beginning with the first year in which it commences material operations. Our REIT Subsidiary is generally subject to the same investment policies and restrictions as we are. NexPoint Advisors will not charge an additional fee on assets held in our REIT Subsidiary. We intend to limit investments in our REIT Subsidiary and related entities to the extent necessary to qualify as a RIC for tax purposes. In general, and subject to certain exceptions not applicable here, a RIC is not permitted to invest, including through corporations in which the RIC owns a 20% or more voting stock interest, more than 25% of its total assets in any one issuer, or in any two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

Investments in REITs such as our REIT Subsidiary may be affected by changes in the real estate markets generally as well as changes in the values of the specific properties owned by the REIT or securing the mortgages owned by the REIT. REITs are dependent upon the management skill and abilities of those persons or entities responsible for managing their investments. REITs are by definition not diversified as their permitted investments are significantly limited by the provisions of the Code.

Because of the minimum distribution requirements imposed by the Code, REITs tend be dependent on the acquisition of assets with high positive cash flows. The minimum distribution requirements also tend to limit the degree to which REITs can retain and redeploy capital. REITs are particularly vulnerable to defaults by their borrowers and there are significant limitations on their ability to realize income from property acquired as a result of foreclosure. REITs investing in healthcare properties are subject to complex rules on how they can acquire and operate those properties while maintaining their REIT status.

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors – Risks Relating to Our Investments” beginning on page 54 of the Prospectus by adding the following risk factors to such section:

Our REIT Subsidiary’s investments in real estate-related debt or preferred equity are subject to the risks typically associated with real estate.

Our REIT Subsidiary’s investments in mortgage, mezzanine or other real estate loans or preferred equity investments will generally be directly or indirectly secured by a lien on real property (or the equity interests in an entity that owns real property) that, upon the occurrence of a default on the loan, could result in our REIT Subsidiary acquiring ownership of the property. We will not know whether the values of the properties ultimately securing such loans or preferred equity investments will remain at the levels existing on the dates of origination of those loans or preferred equity investments. If the values of the underlying properties drop, our risk will increase because of the lower value of the security associated with such loans or preferred equity investments. In this manner, real estate values could impact the values of our loan or preferred equity investments. Our investments in other real estate-related debt investments, through our REIT Subsidiary, may be similarly affected by real estate property values.

Preferred equity investments may have similar risks to subordinated debt.

We may, through our REIT Subsidiary, make preferred equity investments in companies that own or acquire properties. These investments may involve special risks relating to the particular issuer of the securities, including the financial condition and business outlook of the issuer. Issuers of preferred equity generally will invest in real estate or real estate-related assets and are subject to the inherent risks associated with real estate-related investments, including risks related to rising interest rates.

Preferred equity securities may be unsecured and also may be subordinated to other obligations of the issuer, including debt. As a result, investments in preferred equity are subject to risks of (i) limited liquidity in the secondary trading market in the case of unlisted or lightly traded securities, (ii) substantial market price volatility in the case of traded preferred equity securities, (iii) subordination to the prior claims of banks and other lenders to the issuer, (iv) the operation of mandatory sinking fund or call/repurchase provisions that could cause the value of our investment to decline, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service to lenders and distribution obligations to holders of the preferred equity, including us, and (vi) the declining creditworthiness and potential for insolvency of the issuer. These risks may adversely affect the value of our REIT Subsidiary’s investments in preferred equity securities.

Interest rate and related risks may cause the value of our real estate-related assets to be reduced.

We will be exposed to interest rate risk through our REIT Subsidiary’s investments in fixed income securities such as preferred equity and debt securities. Interest rate risk is the risk that these types of securities will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the fair value of such securities will decline, and vice versa.

During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call risk or prepayment risk. If this occurs, our REIT Subsidiary may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred equity and debt securities frequently have call features that allow the issuer to redeem the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. These risks may reduce the value of our REIT Subsidiary’s securities investments.

We are exposed to economic, market and regulatory changes that impact the real estate market generally through our investment in our REIT Subsidiary, which may cause our operating results to suffer.

We intend to make investments in real estate, including healthcare facilities, through our REIT Subsidiary. A number of factors may prevent our REIT Subsidiary’s properties and other real estate-related investments from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to us. These factors include:

•	national economic conditions;

•	regional and local economic conditions (which may be adversely impacted by plant closings, business layoffs, industry slow-downs, weather conditions, natural disasters, and other factors);

•	local real estate conditions (such as over-supply of or insufficient demand for office space);

•	changing demographics;

•	perceptions by prospective tenants of the convenience, services, safety, and attractiveness of a property;

•	the ability of property managers to provide capable management and adequate maintenance;

•	the quality of a property’s construction and design;

•	increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes);

•	changes in applicable laws or regulations (including tax laws, zoning laws, or building codes);

•	potential environmental and other legal liabilities;

•	the level of financing used by our REIT Subsidiary in respect of its properties, increases in interest rate levels on such financings and the risk that our REIT Subsidiary will default on such financings, each of which increases the risk of loss to us;

•	the availability and cost of refinancing;

•	the ability to find suitable tenants for a property and to replace any departing tenants with new tenants;

•	potential instability, default or bankruptcy of tenants in the properties owned by our REIT Subsidiary;

•	potential limited number of prospective buyers interested in purchasing a property that our REIT Subsidiary wishes to sell; and

•	the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price or within a reasonable time frame.

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors” to add the following risk factors to page 61 of the Prospectus prior to the risk factor titled “We may not realize gains from our equity investments.”:

Failure of our REIT Subsidiary to qualify and maintain its qualification as a REIT may adversely affect our operations.

Our REIT Subsidiary intends to elect to be taxed as a REIT beginning with the first year in which it commences material operations. In order for our REIT Subsidiary to qualify and maintain its qualification as a REIT, it must satisfy certain requirements set forth in the Code and Treasury Regulations that may depend on various factual matters and circumstances that are not entirely within our control. We intend to cause our REIT Subsidiary to structure its activities in a manner designed to satisfy all of these requirements. However, if certain of our REIT Subsidiary’s operations were to be recharacterized by the Internal Revenue Service, such recharacterization could jeopardize its ability to satisfy all of the requirements for qualification as a REIT.

If our REIT Subsidiary fails to qualify as a REIT for any taxable year and it does do not qualify for certain statutory relief provisions, it will be subject to U.S. federal income tax on its taxable income at corporate rates. In addition, our REIT Subsidiary would generally be disqualified from treatment as a REIT for the four taxable years following the year of losing its REIT status. Losing its REIT status would reduce its net earnings available for investment or distribution to us because of the additional tax liability. In addition, distributions to us would no longer qualify for the dividends paid deduction, and our REIT Subsidiary would no longer be required to make distributions. If this occurs, our REIT Subsidiary might be required to borrow funds or liquidate some investments in order to pay the applicable tax.

In certain circumstances, our REIT Subsidiary may be subject to U.S. federal, state and local income taxes as a REIT, which would reduce our cash available for distribution to you.

Our REIT Subsidiary will elect to be taxed as a REIT beginning with the first year in which it commences material operations. In order for our REIT Subsidiary to qualify and maintain its qualification as a REIT, it must satisfy numerous complex and detailed requirements set forth in the Code and Treasury Regulations that depend on various factual matters and circumstances that are summarized below.

If our REIT Subsidiary qualifies for taxation as a REIT, it generally will not be subject to federal corporate income taxes on that portion of its ordinary income or capital gain that it distributes currently to the Company as a stockholder, because the REIT provisions of the Code generally allow a REIT to deduct distributions paid to its stockholders. This substantially eliminates the federal “double taxation” on earnings (taxation at both the corporate level and stockholder level) that usually results from an investment in the stock of a corporation. Even if our REIT Subsidiary qualifies for taxation as a REIT, however, it will still be subject to federal income taxation in a number of circumstances:

•	It will be taxed at regular corporate rates on its undistributed REIT taxable income, including undistributed net capital gains.

•	Under some circumstances, REIT Subsidiary may be subject to “alternative minimum tax.”

•	If our REIT Subsidiary has net income from the sale or other disposition of “foreclosure property” that is held primarily for sale to customers in the ordinary course of business or other non-qualifying income from foreclosure property, it will be subject to tax at the highest corporate rate on that income.

•	If our REIT Subsidiary has net income from prohibited transactions, the net income from each prohibited transaction generating a profit will be subject to a penal 100% tax.

•	If our REIT Subsidiary fails to satisfy either of the 75.0% or 95.0% gross income tests imposed by the Code but has nonetheless maintained its qualification as a REIT because certain conditions have been met, it will be subject to a 100% tax on an amount equal to the greater of the amount by which it fails the 75.0% or 95.0% test, as applicable, multiplied by a fraction calculated to distinguish qualifying net income from non-qualifying income.

•	If our REIT Subsidiary fails to satisfy the REIT asset tests and continues to qualify as a REIT because it meets other requirements, it will have to pay a tax equal to the greater of $50,000 or the highest corporate income tax rate multiplied by the net income generated by the non-qualifying assets during the time it failed to satisfy the asset tests. If it fails to satisfy other REIT requirements (other than the gross income and asset tests), it can continue to qualify as a REIT if its failure was due to reasonable cause and not willful neglect, but our REIT Subsidiary must pay $50,000 for each failure.

•	If our REIT Subsidiary fails to distribute during each year at least the sum of (i) 85.0% of its REIT ordinary income for the year, (ii) 95.0% of its REIT capital gain net income for such year and (iii) any undistributed taxable income from prior periods, it will be subject to a 4.0% excise tax on the excess of the required distribution over the amounts actually distributed.

•	We may cause our REIT Subsidiary to elect to retain and pay tax on its net long-term capital gain. In that case, we would be taxed on our proportionate share of undistributed long-term capital gain and would receive a credit or refund for our proportionate share of the tax paid.

•	If our REIT Subsidiary acquires any asset from a C corporation (i.e., a corporation generally subject to corporate-level tax) in a transaction in which our basis in the asset is determined by reference to the basis of the asset (or any other property) in the hands of the C corporation and it subsequently recognizes gain on the disposition of the asset during the ten-year period beginning on the date on which it acquired the asset, then a portion of the gain may be subject to tax at the highest regular corporate rate, unless the C corporation made an election to treat the asset as if it were sold for its fair market value at the time of the acquisition. This is referred to as a “Built-in Gains Tax.”

•	Our REIT Subsidiary’s TRSs, if any, will be subject to federal and state income tax on their respective taxable incomes. Several provisions regarding the arrangements between a REIT and its TRSs ensure that a TRS will be subject to an appropriate level of federal income taxation. For example, the Code limits the ability of a TRS to deduct interest payments made to the REIT in excess of a certain amount. In addition, the REIT must pay a 100% tax on some payments that it receives from, or on certain expenses deducted by, the TRS if the economic arrangements between our REIT Subsidiary, its tenants and the TRS are not comparable to similar arrangements among unrelated parties. Any TRS our REIT Subsidiary may utilize in the future may make interest and other payments to the REIT Subsidiary and to third parties in connection with activities related to its real estate-related investments. We cannot assure you that our REIT Subsidiary’s TRSs, if any, will not be limited in their ability to deduct interest payments made to our REIT Subsidiary. In addition, we cannot assure you that the IRS might not seek to impose the 100% tax on services performed by any such TRS for tenants of our REIT Subsidiary, or on a portion of the payments received by our REIT Subsidiary from, or expenses deducted by, any such TRS.

“Foreclosure property” for these purposes is real property and any personal property incident to such real property that: (1) is acquired by a REIT as the result of the REIT having bid in the property at foreclosure, or having otherwise acquired ownership or possession of the property by agreement or process of law, after there was a default (or default was imminent) on a lease of the property or on a mortgage loan held by the REIT and secured by the property; (2) the related loan or lease of which was acquired by the REIT at a time when default was not imminent or anticipated; and (3) for which such REIT makes a proper election to treat the property as foreclosure property. REITs generally are subject to tax at the maximum corporate rate on any net income from foreclosure property, including any gain from the disposition of the foreclosure property, other than income that would otherwise be qualifying income for purposes of the 75.0% gross income test.

Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described below, even if the property would otherwise constitute property held primarily for sale to customers in the ordinary course of a REIT’s trade or business. We do not expect our REIT Subsidiary to receive income from foreclosure property that is not qualifying income for purposes of the 75.0% gross income test. However, if our REIT Subsidiary does acquire any foreclosure property that we believe will give rise to such income, we intend to cause our REIT Subsidiary to make an election to treat the related property as foreclosure property.

The term “prohibited transaction” generally includes a sale or other disposition of property (other than foreclosure property) that is held primarily for sale to customers in the ordinary course of a REIT’s trade or business. Whether property is held “primarily for sale to customers in the ordinary course of a trade or business” depends on the particular facts and circumstances surrounding each property. We intend that our REIT Subsidiary will conduct its operations in such a manner:

•	so that no asset it owns (other than through a TRS), will be held for sale to customers in the ordinary course of its trade or business; or

•	in order to comply with certain safe harbor provisions of the Code that would prevent such treatment.

No assurance can be given that any particular property owned by our REIT Subsidiary, directly or through any subsidiary entities other than TRSs, will not be treated as property held for sale to customers in the ordinary course of our trade or business or that it can comply with those safe harbor provisions.

To qualify and maintain its qualification as a REIT, our REIT Subsidiary must meet annual distribution requirements, which may result in it distributing amounts that may otherwise be used for its operations and which could result in its inability to acquire appropriate assets.

To obtain the favorable tax treatment afforded to REITs under the Code, our REIT Subsidiary generally will be required each year to distribute to its stockholders at least 90% of its REIT taxable income determined without regard to the dividends-paid deduction and excluding net capital gain. To the extent that it does not distribute all of its net capital gains or distribute at least 90%, but less than 100%, of its REIT taxable income, as adjusted, it will have to pay tax on those amounts at regular ordinary and capital gains corporate tax rates. Furthermore, if it fails to distribute during each calendar year at least the sum of (a) 85% of its ordinary income for that year, (b) 95% of its capital gain net income for that year, and (c) any undistributed taxable income from prior periods, our REIT Subsidiary would have to pay a 4% nondeductible excise tax on the excess of the required distribution over the sum of (i) the amounts that it actually distributed and (ii) the amounts it retained and upon which it paid income tax at the corporate level.

These requirements could cause our REIT Subsidiary to distribute amounts that otherwise would be spent on investments in real estate-related assets, and it is possible that it might be required to borrow funds, possibly at unfavorable rates, or sell assets to fund these distributions.

The use of TRSs, which may be required for REIT qualification purposes, would increase our REIT Subsidiary’s overall tax liability and thereby reduce its cash available for distribution to its stockholders.

Some of the investments made by our REIT Subsidiary may need to be owned by, or operations may need to be conducted through, one or more TRSs. Any TRSs would be subject to U.S. federal, state and local income tax on its taxable income. The after-tax net income of the TRSs would be available for distribution to our REIT Subsidiary’s stockholders. Further, our REIT Subsidiary would incur a 100% excise tax on transactions with its TRSs that are not conducted on an arm’s-length basis. No assurance can be given that no excise tax would arise from such transactions.

Complying with REIT requirements may force our REIT Subsidiary to forgo and/or liquidate otherwise attractive investment opportunities.

To qualify and maintain its qualification as a REIT, our REIT Subsidiary must ensure that it meets the REIT gross income tests annually and that at the end of each calendar quarter, at least 75% of the value of its assets consists of cash, cash items, government securities and qualified real estate assets, including certain mortgage loans and certain kinds of mortgage-related securities. The remainder of its investment in securities (other than government securities, TRSs and qualified real estate assets) generally cannot include more than 10% of the outstanding securities by vote or value of any one issuer. In addition, in general, no more than 5% of the value of its assets can consist of the securities (other than government securities, TRSs, and qualified real estate assets) of any one issuer. For the 2016 taxable year and the 2017 taxable year, no more than 25% of the value of its total assets can be represented by securities of one or more TRSs. For taxable years beginning after December 31, 2017, no more than 20% of the value of its total assets can be represented by securities of one or more TRSs. If our REIT Subsidiary fails to comply with these requirements at the end of any calendar quarter, it must correct the failure within 30 days after the end of the calendar quarter or qualify for certain statutory relief provisions to avoid losing its REIT qualification and suffering adverse tax consequences. As a result, our REIT Subsidiary may be required to liquidate from its portfolio or not make otherwise attractive investments in order to maintain its qualification as a REIT. These actions could have the effect of reducing its income and amounts available for distribution to its stockholders.

Use of Proceeds

This supplement supplements and amends the section of the Prospectus entitled “Use of Proceeds” on page 70 of the Prospectus by adding the following sentence following the first sentence of the second paragraph thereof:

A portion of the proceeds raised in this offering will also be used to make investments through our REIT Subsidiary in qualifying real estate investments in the form of debt securities, structured credit, preferred equity and mezzanine investments in real estate properties, with an emphasis on healthcare properties.

Management’s Discussion and Analysis of Financial Condition and Results of Operation

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation by adding the following section immediately prior to the section entitled “Small Business Investment Company” on page 77 thereof:

REIT Subsidiary

On June 15, 2016, we formed the REIT Subsidiary, of which we own all of the outstanding common shares. Through our REIT Subsidiary, we intend to make qualifying real estate investments in the form of debt securities, structured credit, preferred equity and mezzanine investments in real estate properties, with an emphasis on healthcare properties. Based on current market conditions, once fully invested, we anticipate gaining exposure to such real estate-related investments by investing up to 25% of the value of our total assets in securities of the REIT Subsidiary.

Investing through our REIT Subsidiary involves risks, including the risk that the REIT Subsidiary will fail to qualify as a REIT for U.S. federal income tax purposes. Such failure would have severe adverse tax consequences on our REIT Subsidiary and would likely significantly and adversely affect the performance of the Company.

The REIT Subsidiary is organized as a Delaware limited liability company that is a “wholly owned subsidiary” of the Company, as defined in the 1940 Act (i.e., the Company owns 95% or more of the REIT Subsidiary’s outstanding voting securities). The Company will hold all of the common voting shares of the REIT Subsidiary. The Adviser will not receive a fee for managing the REIT Subsidiary, though we will indirectly incur the REIT Subsidiary’s operating expenses.

The Company

This supplement supplements and amends the section of the Prospectus entitled “The Company” by adding the following section immediately prior to the section entitled “Investment Strategy” on page 86 thereof:

REIT Subsidiary

On June 15, 2016, we formed the REIT Subsidiary, of which we own all of the outstanding common shares. Through our REIT Subsidiary, we intend to make qualifying real estate investments in the form of debt securities, structured credit, preferred equity and mezzanine investments in real estate properties, with an emphasis on healthcare properties. Based on current market conditions, once fully invested, we anticipate gaining exposure to such real estate-related investments by investing up to 25% of the value of our total assets in securities of the REIT Subsidiary.

Investing through our REIT Subsidiary involves risks, including the risk that the REIT Subsidiary will fail to qualify as a REIT for U.S. federal income tax purposes. Such failure would have severe adverse tax consequences on our REIT Subsidiary and would likely significantly and adversely affect the performance of the Company.

The REIT Subsidiary is organized as a Delaware limited liability company that is a “wholly owned subsidiary” of the Company, as defined in the 1940 Act (i.e., the Company owns 95% or more of the REIT Subsidiary’s outstanding voting securities).

The Company will hold all of the common voting shares of the REIT Subsidiary. The Adviser will not receive a fee for managing the REIT Subsidiary, though we will indirectly incur the REIT Subsidiary’s operating expenses.

Regulation

This supplement supplements and amends the section of the Prospectus entitled “Regulation—Senior Securities” by adding the following paragraph at the end of this subsection on page 138 thereof:

To the extent that the REIT Subsidiary directly incurs leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by us will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage. Accordingly, it is our present intention to utilize leverage through debt or borrowings in an amount not to exceed 50% of our total assets (i.e., maintain 200% asset coverage), less the amount of any direct debt or borrowing by the REIT Subsidiary, if any. Because the REIT Subsidiary’s preferred shares represent a small amount of leverage by the REIT Subsidiary, such leverage will also be consolidated for purposes of complying with the 1940 Act’s limitations on our ability to issue preferred shares.

Tax Matters

This supplement supplements and amends the section of the Prospectus entitled “Tax Matters” by adding the following disclosure immediately following the subsection entitled “Other Reporting and Withholding Requirements” on page 152 thereof:

The REIT Subsidiary

Taxation of the REIT Subsidiary

As discussed above, the Company intends to hold certain of its assets, including qualifying real estate investments in the form of debt securities, structured credit, preferred equity and mezzanine investments in real estate properties, with an emphasis on healthcare properties, through the REIT Subsidiary. The Company intends to monitor the value of the shares of the REIT Subsidiary such that not more than 25% of the value of the Company’s total assets is invested in the REIT Subsidiary.

The REIT Subsidiary intends to elect to be treated, and intends to qualify annually, as a REIT under the Code beginning with the first year in which it commences material operations. While we believe that the REIT Subsidiary is organized and intends to operate so that it will qualify as a REIT provided it satisfies the Not Closely Held Test (as defined below), given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations and the possibility of future changes in circumstances or applicable law, no assurance can be given that the REIT Subsidiary will so qualify for any particular year.

Qualification and taxation as a REIT depends on the REIT Subsidiary’s ability to meet, on a continuing basis, through actual results of operations, distribution levels, diversity of share ownership and various qualification requirements imposed upon REITs by the Code. In addition, the REIT Subsidiary’s ability to qualify as a REIT may depend in part upon the operating results, organizational structure and entity classification for U.S. federal income tax purposes of certain entities in which the REIT Subsidiary invests. The REIT Subsidiary’s ability to qualify as a REIT also requires that it satisfy certain asset and income tests, some of which depend upon the fair market values of assets directly or indirectly owned by it or which serve as security for loans made by it. Such values may not be susceptible to a precise determination. Accordingly, no assurance can be given that the actual results of the REIT Subsidiary’s operations for any taxable year will satisfy the requirements for qualification and taxation as a REIT.

Requirements for Qualification as a REIT

To qualify for the beneficial tax regime applicable to REITs, the REIT Subsidiary must meet and continue to meet the requirements described below relating to organization, sources of income, nature of assets and distributions of income to our stockholders.

Organizational Requirements

The Code defines a REIT as a domestic corporation, trust or association:

(1)	which is managed by one or more trustees or directors;

(2)	the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;

(3)	which would be taxable as a domestic corporation but for Sections 856 through 859 of the Code;

(4)	which is neither a financial institution nor an insurance company subject to certain provisions of the Code;

(5)	the beneficial ownership of which is held by 100 or more persons;

(6)	not more than 50.0% in value of the outstanding stock of which is owned, directly or indirectly applying various attribution rules, by or for five or fewer individuals (as defined in the Code to include for these purposes certain entities) (the “Not Closely Held Test”);

(7)	which makes an election to be a REIT (or has made such election for a previous taxable year which has not been revoked or terminated) and satisfies all relevant filing and other administrative requirements established by the IRS that must be met to elect and maintain REIT status;

(8)	which uses the calendar year as its taxable year; and

(9)	which meets certain other tests, described below, regarding the nature of its income and assets and the amount of its distributions.

The Code provides that conditions (1) through (4), inclusive, must be met during the entire taxable year, that condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months, and that condition (6) must be met during the last half of each taxable year. For purposes of condition (6), the beneficiaries of a pension or profit-sharing trust described in Section 401(a) of the Code, and not the pension or profit-sharing trust itself, are treated as REIT stockholders. Conditions (5) and (6) do not apply to a REIT until the second calendar year in which the REIT qualifies as such. Our REIT Subsidiary will be treated as having met condition (6) above for a taxable year if it complied with certain Treasury Regulations for ascertaining the ownership of its stock for such year and if it did not know (or after the exercise of reasonable diligence would not have known) that its stock was sufficiently closely held during such year to cause us to fail condition (6).

We intend to structure and operate the REIT Subsidiary and cause it to conduct its activities in a manner designed to satisfy all of these requirements. However, the application of such requirements is complex, and it is possible that the Internal Revenue Service may interpret or apply those requirements in a manner that jeopardizes the ability of our REIT Subsidiary to satisfy all of the requirements for qualification as a REIT or that our REIT Subsidiary may be unable to satisfy all of the applicable requirements.

To obtain the favorable tax treatment afforded to REITs under the Code, among other things, our REIT Subsidiary generally will be required each year to distribute to its stockholders at least 90% of its REIT taxable income determined without regard to the dividends-paid deduction and excluding net capital gain. To the extent that it does not distribute all of its net capital gains, or distributes at least 90%, but less than 100%, of its REIT taxable income, as adjusted, it will have to pay a corporate-level tax on amounts retained. Furthermore, if it fails to distribute during each calendar year at least the sum of (a) 85% of its ordinary income for that year, (b) 95% of its capital gain net income for that year, and (c) any undistributed taxable income from prior periods, it would have to pay a 4% nondeductible excise tax on the excess of the amounts required to be distributed over the sum of (i) the amounts that it actually distributed and (ii) the amounts it retained and upon which it paid income tax at the corporate level.

These requirements could cause the REIT Subsidiary to distribute amounts that otherwise would be spent on investments in real estate assets, and it is possible that our REIT Subsidiary might be required to borrow funds, possibly at unfavorable rates, or sell assets to fund the required distributions.

Investment in the REIT Subsidiary

Provided that the REIT Subsidiary qualifies as a REIT, distributions made to the Company out of the REIT Subsidiary’s current or accumulated earnings and profits, and not designated as capital gain dividends, will generally be taken into account by the Company as ordinary dividend income and will not be eligible for the dividends received deduction for corporations. In determining the extent to which a distribution with respect to the REIT Subsidiary’s common shares constitutes a dividend for U.S. federal income tax purposes, the REIT Subsidiary’s earnings and profits will be allocated first to distributions with respect to the REIT Subsidiary’s preferred stock, if any, and then to the REIT Subsidiary’s common shares. Dividends received from REITs are generally not eligible to be taxed at the preferential qualified dividend income rates applicable to individual U.S. shareholders who receive dividends from taxable subchapter C corporations.

In addition, distributions from the REIT Subsidiary that are designated as capital gain dividends will be treated by the Company as long-term capital gain income, to the extent that they do not exceed the actual net capital gain of the REIT Subsidiary for the taxable year, without regard to the period for which the Company has held the REIT Subsidiary’s shares. To the extent that the REIT Subsidiary elects under the applicable provisions of the Code to retain the REIT Subsidiary’s net capital gains, the Company will be treated as having received, for U.S. federal income tax purposes, the REIT Subsidiary’s undistributed capital gains as well as a corresponding credit or refund, as the case may be, for taxes paid by the REIT Subsidiary on such retained capital gains. The Company will increase its adjusted tax basis in the REIT Subsidiary’s common shares by the difference between its allocable share of such retained capital gain and its share of the tax paid by the REIT Subsidiary.

Distributions from the REIT Subsidiary in excess of the REIT Subsidiary’s current or accumulated earnings and profits will not be taxable to the Company to the extent that they do not exceed the adjusted tax basis of the Company’s shares of the REIT Subsidiary’s common shares in respect of which the distributions were made, but rather will reduce the adjusted tax basis of these shares. To the extent that such distributions exceed the adjusted tax basis of the Company’s shares of the REIT Subsidiary’s common shares, they will be included in income as long-term capital gain, or short-term capital gain if the shares have been held for one year or less. In addition, any dividend declared by the REIT Subsidiary in October, November or December of any year and payable to the Company if it is the holder of record on a specified date in any such month will be treated as both paid by the REIT Subsidiary and received by the Company on December 31 of such year, provided that the dividend is actually paid by our REIT Subsidiary before the end of January of the following calendar year.

To the extent that the REIT Subsidiary has available net operating losses and capital losses carried forward from prior tax years, such losses may reduce the amount of distributions that must be made in order to comply with the REIT distribution requirements. Such losses, however, are not passed through to the Company and do not offset income of the Company from other sources, nor do they affect the character of any distributions that are actually made by the REIT Subsidiary, which are generally treated as taxable income in the hands of the Company to the extent that the REIT Subsidiary has current or accumulated earnings and profits.

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